SHARE CAPITAL - Issued share capital (Details) ¥ / shares in Units, ¥ in Millions, $ in Millions	Dec. 31, 2020 CNY (¥) ¥ / shares shares	Dec. 31, 2020 USD ($) shares	Dec. 31, 2019 CNY (¥) ¥ / shares shares	Jan. 01, 2019 CNY (¥) ¥ / shares shares
SHARE CAPITAL [abstract]
Number of shares | shares	44,647,455,984	44,647,455,984	44,647,455,984	44,647,455,984
Issued share capital equivalent of RMB million	¥ 43,081	$ 6,602	¥ 43,081	¥ 43,081
Par value | ¥ / shares	¥ 0		¥ 0	¥ 0